UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 14, 2004

Gadzooks, Inc.

(Exact name of registrant as specified in charter)

Texas	0-26732	74-2261048
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4121 International Parkway
Carrollton, Texas 75007
(Address and zip code of principal executive offices)

(972) 307-5555
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Investment Agreement
Press Release

Item 1.01 Entry into a Material Definitive Agreement

     On October 14, 2004 Gadzooks, Inc. entered into an Investment Agreement with Gryphon Master Fund, L.P., GSSF Master Fund, LP, Pisces Capital Management LLC, Couchman Partners, L.P., Mellon HBV Alternative Strategies, LLC, WS Ventures Management, L.P., WS Capital Management, L.P. and Litespeed Master Fund, Ltd., collectively referred to as the “investors,” to backstop a rights offering to provide the funding of Gadzooks’ Chapter 11 reorganization plan and its exit from bankruptcy. Certain of the investors are current shareholders of Gadzooks. In accordance with the Investment Agreement, Gadzooks expects to file a reorganization plan to be funded by a $25.0 million back-stopped rights offering to Gadzooks’ existing shareholders in which these shareholders will be offered the right to purchase newly-issued shares of common stock in the reorganized company. Pursuant to the Investment Agreement, the investors have agreed, subject to conditions, to severally purchase any shares of new common stock issued under the reorganization plan that holders of existing common stock do not subscribe to purchase in the rights offering. In exchange for providing this backstop, the investors will receive warrants to purchase shares of common stock of the reorganized company representing 25% of the number of shares offered in the rights offering.

     The obligations and commitments of the investors set forth in the Investment Agreement are subject to several conditions, including the negotiation and filing of a plan of reorganization that is acceptable to the investors, the confirmation of the plan by the Bankruptcy Court, the declaration of effectiveness by the Securities and Exchange Commission of one or more registration statements covering the securities to be issued in the rights offering and under the plan of reorganization and the consummation of the rights offering and Gadzooks’ entering into a new credit facility to fund the working capital requirements of the company.

     The foregoing description of the Investment Agreement is qualified in its entirety by the full text of the Investment Agreement attached hereto as an exhibit and incorporated by reference in this report.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

Number	Exhibit

10.1*	Investment Agreement dated as of October 14, 2004 by and between Gadzooks, Inc. and each of the several purchasers party thereto.

99.1*	Press release entitled “Gadzooks Enters Agreement with Investment Funds to Fund its Emergence from Chapter 11” dated October 18, 2004.

*Filed herewith

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GADZOOKS, INC.

Date: October 19, 2004	By:	/s/ Gerald R. Szczepanski

	Name:	Gerald R. Szczepanski
	Title:	Chief Executive Officer

EXHIBIT INDEX

Number	Exhibit

10.1*	Investment Agreement dated as of October 14, 2004 by and between Gadzooks, Inc. and each of the several purchasers party thereto.

99.1*	Press release entitled “Gadzooks Enters Agreement with Investment Funds to Fund its Emergence from Chapter 11” dated October 18, 2004.

*Filed herewith